UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2012

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10960 Wilshire Blvd., Suite 800

Los Angeles, California 90024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations

On March 30, 2012, our Board of Directors approved June 13, 2012 as the date of our 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”), to be held at 10:30 a.m., local time, at the Hotel Palomar located at 10740 Wilshire Boulevard, Los Angeles, California. Qualified stockholder proposals (including a proposal made pursuant to SEC Rule 14a-8 and any notice on Schedule 14N) to be presented at the 2012 Annual Meeting and in our proxy statement and form of proxy relating to that meeting must be received by us at our principal executive offices in Los Angeles, California, addressed to our corporate secretary, not later than the close of business on April 12, 2012. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BOINGO WIRELESS, INC.
(Registrant)

Date: March 30, 2012	/s/ Edward Zinser
Edward Zinser
Chief Financial Officer